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                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF OPERATING OFFICER

In connection with the Annual Report of Tecumseh Products Company (the "Company") on Form 10-K for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, James J. Bonsall, Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) the Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 9, 2007                    BY: /s/ JAMES J. BONSALL
                                            ------------------------------------
                                            James J. Bonsall
                                            President and Chief Operating
                                            Officer